SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549

                            FORM 8-K


                         Amendment No. 1


         Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




     Date of Report (date of event reported):  July 1, 2000.



                       CIRTRAN CORPORATION
     (Exact name of registrant as specified in its charter)


               Commission File Number: 33-13674-LA

                NEVADA                         68-0121636
   (State or other jurisdiction of          (I.R.S. Employer
    incorporation or organization)         Identification No.)


         4125 South 6000 West
        West Valley City, Utah                    84128
   (Address of principal executive             (Zip Code)
               offices)


         Registrant's Telephone Number:  (801) 963-5112


                    VERMILLION VENTURES, INC.
   5882 South 900 East, Suite 202, Salt Lake City, Utah  84121
      (Former name, former address and former fiscal year,
                  if changed since last report)

            Item 7. Financial Statements and Exhibits

Financial Statements and Pro Forma Financial Information

     Included with this amendment to the Report on Form 8-K for CirTran Corporation, originally filed with the Securities and Exchange Commission on July 17, 2000, are the following financial statements of Circuit Technology Corporation and pro forma financial information giving effect to the acquisition of assets of Circuit Technology Corporation.

     Unaudited Consolidated Financial Statements - June 30, 2000 and 1999
      Balance Sheet - June 30, 2000
      Statements of Operations - Six Months Ended  June  30, 2000 and 1999
      Statements of Cash Flows - Six Months Ended June 30, 2000 and 1999 Notes To Unaudited Consolidated Financial Statements

     Audited  Consolidated Financial Statements  -  December 31, 1999 and 1998
      Report of Independent Certified Public Accountants
      Balance Sheets - December 31, 1999 and 1998
      Statements  Of Operations - Years Ended  December  31, 1999 and 1998
      Statements Of Cash Flows - Years Ended December 31, 1999 and 1998 Notes To Consolidated Financial Statements

     Unaudited Combined Pro Forma Financial Statements
      Balance Sheet - June 30, 2000
      Statement  of Operations - Six Months Ended  June  30, 2000
      Statements of Operations - Year Ended December 31, 1999
      Notes  To  Unaudited  Combined  Pro  Forma  Financial Statements

                 CIRCUIT TECHNOLOGY CORPORATION
                         AND SUBSIDIARY

           UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS

                     JUNE 30, 2000 AND 1999

                         C O N T E N T S


                                                            Page


UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
  BALANCE SHEET                                               3
  STATEMENTS OF OPERATIONS                                    4
  STATEMENTS OF CASH FLOWS                                    5
  NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS        7

       UNAUDITED CONSOLIDATED INTERIM FINANCIAL STATEMENTS

          Circuit Technology Corporation and Subsidiary

              UNAUDITED CONSOLIDATED BALANCE SHEET

                          June 30, 2000

                             ASSETS

CURRENT ASSETS
 Cash and cash equivalents                                        $ 200
 Trade accounts receivable, net of allowance for doubtful
  accounts of $309,973                                          972,687
 Inventories                                                  3,245,911
 Other                                                           93,621

Total current assets                                          4,312,419

PROPERTY AND EQUIPMENT, NET                                   2,370,576

OTHER ASSETS, NET                                               159,927

                                                            $ 6,842,922

         LIABILITIES AND STOCKHOLDERS' (DEFICIT) EQUITY

CURRENT LIABILITIES
 Line of credit                                             $ 2,820,429
 Current maturities of long-term obligations                    475,385
 Current maturities of capital lease obligations                100,920
 Checks written in excess of cash in bank                        68,812
 Accounts payable                                             2,440,277
 Accrued liabilities                                            976,343
 Notes payable to stockholders                                1,035,966

Total current liabilities                                     7,918,132

LONG-TERM OBLIGATIONS, less current maturities                  532,066

CAPITAL LEASE OBLIGATIONS, less current maturities               80,762

COMMITMENTS                                                           -

STOCKHOLDERS' EQUITY
 Common stock, no par value;  Authorized 50,000 shares;
  issued and outstanding; 11,579 shares                       5,846,671
 Receivable from stockholders                                   (56,000)
 Accumulated deficit                                         (7,478,709)

Total stockholders' deficit                                  (1,688,038)

                                                            $ 6,842,922

 The accompanying notes are an integral part of this statement.

          Circuit Technology Corporation and Subsidiary

         UNAUDITED CONSOLIDATED STATEMENTS OF OPERATIONS

                For the Six Months ended June 30,


                                                   2000           1999

Net sales                                      $ 2,680,038     $7,158,203

Cost of sales                                    2,511,279      6,987,246

Gross profit                                       168,759        170,957

Selling, general and administrative expenses     1,439,057      2,472,429

Loss from operations                            (1,270,298)    (2,301,472)

Other income (expense)
 Interest expense                                 (308,317)      (299,780)
 Other income                                       67,660        153,865

                                                  (240,657)      (145,915)

NET LOSS                                      $ (1,510,955)   $(2,447,387)



The accompanying notes are an integral part of these statements.

          Circuit Technology Corporation and Subsidiary

         UNAUDITED CONSOLIDATED STATEMENTS OF CASH FLOWS

                For the Six Months ended June 30,


                                                         2000        1999
Increase (decrease) in cash and cash equivalents

Cash flows from operating activities

  Net loss                                           $ (1,510,955) $(2,447,387)
  Adjustments to reconcile net loss to net
  cash used in operating activities
    Depreciation and amortization                         336,999      380,556
    Allowance for bad debts                               (50,520)      30,000
    Allowance for inventory obsolescence                   78,000       50,000
    Changes in assets and liabilities
    Trade accounts receivable                              51,184       67,766
    Inventories                                          (267,528)    (214,217)
    Other assets                                                -     (200,712)
    Accounts payable                                       74,090      938,928
    Accrued liabilities                                   377,557       59,284

Total adjustments                                         599,782    1,111,605

Net cash used in
operating activities                                     (911,173)  (1,335,782)

Cash flows from investing activities
 Purchase of property and equipment                        (7,553)    (385,554)
 Acquisition costs                                         (5,693)           -

   Net cash used in
   investing activities                                   (13,246)    (385,554)


                           (Continued)

          Circuit Technology Corporation and Subsidiary

                For the Six Months ended June 30,


                                                          2000         1999
Cash flows from financing activities
  Increase in receivable from stockholders                 30,000           -
  Increase (decrease) in checks written in excess
   of cash in bank                                         (8,844)    161,097
  Net change in line of credit                             27,820     626,979
  Borrowings from stockholders                                  -     250,000
  Proceeds from notes payable                                   -     463,282
  Principal payments on notes payable                    (194,902)    (20,854)
  Principal payments on capital leases                     (1,555)    (10,710)
  Purchase of outstanding stock                           (80,000)          -
  Issuance of common stock                              1,151,600     630,000

    Net cash provided by
    financing activities                                  924,119   2,099,794

    Net increase (decrease) in cash and cash equivalents     (300)    378,458

Cash and cash equivalents at beginning of period            500       2,239

Cash and cash equivalents at end of period                $ 200   $ 380,697

Supplemental disclosure of cash flow information

Cash paid during the period for
Interest                                              $ 308,317   $ 299,780

Supplemental schedule of noncash investing and financing activities

Capital lease obligation incurred for equipment       $      -    $  26,954

          Circuit Technology Corporation and Subsidiary

      NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS

                     June 30, 2000 and 1999



NOTE A - BASIS OF PRESENTATION

   The unaudited consolidated financial statements of Circuit Technology Corporation and Subsidiary (the Company) have been prepared in accordance with accounting principles generally accepted in the United States for interim financial statements. Accordingly, these financial statements do not include all of the information and footnote disclosures required by accounting principles generally accepted in the United States for complete financial statements. These financial statements and footnote disclosures should be read in conjunction with the Company's audited December 31, 1999 consolidated financial statements and notes thereto. In the opinion of management, the accompanying unaudited consolidated financial statements contain all adjustments (consisting of only normal recurring adjustments) necessary to fairly present the Company's consolidated financial position as of June 30, 2000 and its consolidated results of operations and cash flows for the six months ended June 30, 2000 and 1999. The results of operations for the six months ended June 30, 2000, may not be indicative of the results that may be expected for the year ending December 31, 2000.


NOTE B - REALIZATION OF ASSETS

   The accompanying financial statements have been prepared in conformity with generally accepted accounting principles, which contemplate continuation of the Company as a going concern. However, the Company has sustained substantial losses from operations in 1999 and 1998, and such losses have continued in 2000. The Company also has deficit equity of $1,688,038 at June 30, 2000. In addition, the Company has used, rather than provided, cash in its operations. The Company is no longer in compliance with certain of its line of credit and loan covenants. This condition of noncompliance has resulted in the entire amount of the obligations becoming due and payable.

   Since February of 1999, the Company has operated without additional balances available on its line of credit. Most vendors stopped shipping components used by the Company to manufacture products and as a result, the Company is converting most of its turnkey customers to customers that provide consigned components to the Company for production.

   In view of the matters described in the preceding paragraphs, recoverability of a major portion of the recorded asset amounts shown in the accompanying balance sheet is dependent upon continued operations of the Company, which in turn is dependent upon the Company's ability to meet its financing requirements on a continuing basis, to maintain or replace present financing, to acquire additional capital from investors, and to succeed in its future operations. The financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts or amounts and classification of liabilities that might be necessary should the Company be unable to continue in existence.

          Circuit Technology Corporation and Subsidiary

      NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS

                     June 30, 2000 and 1999



NOTE B - REALIZATION OF ASSETS - CONTINUED

   Management believes that a significant portion of the losses in 1999 are attributable to expenses related to opening and subsequently closing of their Colorado Springs facility. The Colorado Springs facility was opened in November of 1998 and a decision to close the facility was made in June of 1999. The closing process was completed in February of 2000.

   The Company's plans include working with vendors to convert approximately 80 percent of trade payables into long-term notes and common stock and cure defaults with lenders through forbearance agreements that the Company will be able to service. Also, Abacus Ventures, Inc. purchased the Company's line of credit from the lending institution and, based on certain criteria, are willing to exchange the debt for common stock. If successful, these plans will add significant equity to the Company.

   In the future, significant amounts of additional cash will be needed to reduce debt and to fund losses until the Company returns to profitability. The Company raised approximately $2,170,000 of additional capital from investors during 1999. The Company's president also lent the Company approximately $1,000,000 during 1999 and during the period ended June 30, 2000, the Company issued 235 shares of its common stock to investors for $1,151,600 in cash. The Company is continuing to seek infusions of capital from investors and is also attempting to replace their line of credit. Management has made changes in operations to reduce labor and other costs and believes that if adequate cash and capital as described above are obtained, the Company can return to profitability.


NOTE C - INVENTORIES

   Inventories consist of the following at June 30, 2000:

     Raw materials                    $1,705,202
     Work-in process                     985,925
     Finished goods                      966,687
                                       3,657,814
     Less reserve for obsolescence       411,903
                                      $3,245,911

          Circuit Technology Corporation and Subsidiary

      NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS

                     June 30, 2000 and 1999



NOTE D - MERGER AGREEMENT

   Effective July 1, 2000, all of the assets and liabilities of the Company were acquired by CTI Systems, Inc. (CTISI), a wholly owned subsidiary of Vermillion Ventures, Inc. (VVI). The Company received 10,000,000 shares of VVI common stock in the transaction of which 800,000 shares were paid by the Company to Cogent Capital Corp. for services performed in facilitating the transaction. CTISI subsequently changed its name to CirTran Corporation.

   The merger will be accounted for as a reverse acquisition of CirTran Corporation by the Company. Although CirTran Corporation will be the surviving legal entity, for accounting purposes the Company will be treated as the continuing entity.


NOTE E - LITIGATION

   The Company is a defendant in an alleged breach of a facilities sublease agreement in Colorado. A lawsuit was filed in which the plaintiff seeks to recover past due rent, future rent, and other lease charges. The range of potential loss is estimated at between $0 and $2,500,000. The range is widespread due to two rent calculation methods written in the master lease. Under one calculation, the amount would be minimal. Under the other calculation, the amount would represent all future rent (reduced by rent received from future tenants). Currently, a new tenant on a short-term lease occupies the premises.

   The Company is also the defendant in numerous legal actions primarily resulting from nonpayment of vendors for goods and services received. The Company has accrued the payables and is currently in the process of negotiating settlements with these vendors.

                 CIRCUIT TECHNOLOGY CORPORATION
                         AND SUBSIDIARY

         CONSOLIDATED FINANCIAL STATEMENTS AND REPORT OF
            INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

                   DECEMBER 31, 1999 AND 1998

                         C O N T E N T S


                                                            Page


REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS            1

CONSOLIDATED FINANCIAL STATEMENTS
  BALANCE SHEETS                                              3
  STATEMENTS OF OPERATIONS                                    4
  STATEMENT OF STOCKHOLDERS' EQUITY                           5
  STATEMENTS OF CASH FLOWS                                    6
  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS                  8

                      REPORT OF INDEPENDENT
                  CERTIFIED PUBLIC ACCOUNTANTS



The Board of Directors
Circuit Technology Corporation
  and Subsidiary


We have audited the accompanying consolidated balance sheets of Circuit Technology Corporation and Subsidiary as of December 31, 1999 and 1998, and the related consolidated statements of operations, stockholders' deficit, and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated
financial   position  of  Circuit  Technology   Corporation   and
Subsidiary, as of December 31, 1999 and 1998, and the consolidated results of their operations and their consolidated cash flows for
the years  then ended,   in   conformity  with  accounting
principles  generally accepted in the United States.

The accompanying consolidated financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note B to the financial statements, the Company has a deficit in stockholders' equity, has suffered losses from operations and has negative working capital that raises substantial doubt about its ability to continue as a going concern. Management's plans in regards to these matters are also described in Note B. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.


                                             Grant Thornton LLP

Salt Lake City, Utah
September 7, 2000

                CONSOLIDATED FINANCIAL STATEMENTS

          Circuit Technology Corporation and Subsidiary

                   CONSOLIDATED BALANCE SHEETS

                          December 31,

                             ASSETS

                                                                  1999            1998
CURRENT ASSETS (Notes F and G)

Cash and cash equivalents                                      $       500   $     2,239
Trade accounts receivable, net of allowance for doubtful
 accounts of $360,493 in 1999 and $74,750 in 1998 (Note G)         973,351     1,773,427
Inventories (Notes C and F)                                      3,056,383     3,292,055
Other                                                               93,621       151,987

Total current assets                                             4,123,855     5,219,708

PROPERTY AND EQUIPMENT, NET (Notes D, F, G and H)                2,603,022     3,018,189

OTHER ASSETS, NET (Note E)                                         251,234       544,433

                                                              $  6,978,111   $  8,782,330

         LIABILITIES AND STOCKHOLDERS' (DEFICIT) EQUITY

CURRENT LIABILITIES

Line of credit (Note F)                                       $  2,792,609   $  3,987,189
Current maturities of long-term obligations (Note G)               475,385        871,485
Current maturities of capital lease obligations (Note H)           100,920        296,464
Checks written in excess of cash in bank                            77,656        202,415
Accounts payable                                                 2,366,187      2,655,469
Accrued liabilities (Note J)                                       598,786        252,100
Notes payable to stockholders (Note I)                           1,035,966              -

Total current liabilities                                        7,447,509      8,265,122

LONG-TERM OBLIGATIONS, less current maturities (Note G)            726,968         15,415

CAPITAL LEASE OBLIGATIONS, less current maturities (Note H)         82,317         86,806

COMMITMENTS (Notes F, H and K)                                           -              -

STOCKHOLDERS' EQUITY (Notes B, I and L)

  Common stock, no par value;  Authorized 50,000 shares;
   issued and outstanding; 11,404 in 1999 and
   9,694 in 1998                                                 4,775,071      2,838,836
  Receivable from stockholders (Note I)                            (86,000)      (225,000)
  Accumulated deficit                                           (5,967,754)    (2,198,849)

Total stockholders' (deficit) equity                            (1,278,683)       414,987

                                                         $6,978,111 $ 8,782,330

The accompanying notes are an integral part of these statements.

          Circuit Technology Corporation and Subsidiary

              CONSOLIDATED STATEMENTS OF OPERATIONS

                     Year ended December 31,


                                                     1999          1998
Net sales                                      $ 9,860,489     $15,448,642

Cost of sales                                   10,427,294      14,389,204

Gross (loss) profit                               (566,805)      1,059,438

Selling, general and administrative expenses     2,594,430       3,240,074

Loss from operations                            (3,161,235)     (2,180,636)

Other income (expense)
 Interest expense                                 (764,486)       (513,382)
 Other income                                      156,816         144,671

                                                  (607,670)       (368,711)

NET LOSS                                      $ (3,768,905)    $(2,549,347)


The accompanying notes are an integral part of these statements.

          Circuit Technology Corporation and Subsidiary

         CONSOLIDATED STATEMENT OF STOCKHOLDERS' DEFICIT

             Years ended December 31, 1999 and 1998

                                                                    Retained
                                  Common Stock       Receivable     Earnings
                               Number                   from      (accumulated
                              of shares    Amount    stockholders   deficit)         Total

Balances at January 1, 1998     8,992    $ 1,986,725   $       -   $    350,498   $ 2,337,223

Issuance of common
 stock                            977      1,166,741           -              -     1,166,741

Repurchase and
 retirement of common stock      (275)      (314,630)          -              -      (314,630)

Net loss                            -              -           -     (2,549,347)   (2,549,347)

Receivable from
 stockholders                       -              -    (225,000)             -      (225,000)

Balances at December
 31, 1998                       9,694      2,838,836    (225,000)    (2,198,849)      414,987

Issuance of common stock        1,881      2,171,235           -              -     2,171,235

Repurchase and
 retirement of
 common stock                   (171)      (235,000)     225,000              -       (10,000)

Net loss                           -              -            -     (3,768,905)   (3,768,905)

Receivable from
 stockholders                      -              -      (86,000)             -       (86,000)

Balances at December
 31, 1999                     11,404    $ 4,775,071   $  (86,000)  $ (5,967,754)  $(1,278,683)


 The accompanying notes are an integral part of this statement.

                                5

          Circuit Technology Corporation and Subsidiary

              CONSOLIDATED STATEMENTS OF CASH FLOWS

                     Year ended December 31,


                                                     1999        1998
Increase (decrease) in cash and cash
equivalents

Cash flows from operating activities
 Net loss                                        $ (3,768,905)  $(2,549,347)
  Adjustments to reconcile net loss to net
   cash used in operating activities
    Depreciation and amortization                   1,080,193       784,511
    Loss on disposal of property and equipment         85,209             -
    Provision for losses on trade receivables         285,743        70,070
    Reserve for inventory obsolescence                329,561       121,254
    Changes in assets and liabilities
    Trade accounts receivable                         514,333       (41,186)
    Inventories                                       (93,889)     (666,249)
    Other assets                                      129,492        62,762
    Accounts payable                                 (289,282)      630,720
    Accrued liabilities                               346,686         1,968

Total adjustments                                   2,388,046       963,850

Net cash used in
operating activities                               (1,380,859)   (1,585,497)

Cash flows from investing activities
 Purchase of property and equipment                  (453,351)     (853,115)
 Acquisition costs                                    (47,857)      (51,835)

Net cash used in
investing activities                                 (501,208)     (904,950)


                           (Continued)

          Circuit Technology Corporation and Subsidiary

                     Year ended December 31,


                                                         1999         1998
Cash flows from financing activities
 Increase in receivable from stockholders                    -      (225,000)
 Increase (decrease) in checks written in excess
  of cash in bank                                     (124,759)       90,312
 Payments to stockholders                                    -    (2,290,873)
 Borrowings from stockholders                        1,035,966     2,137,682
 Net change in line of credit                       (1,194,580)    2,187,189
 Principal payments on long-term obligations          (291,266)     (209,800)
 Proceeds from long-term obligations                   606,719       209,295
 Payments on capital lease obligations                (226,987)     (207,766)
 Purchase and retirement of outstanding stock          (10,000)     (314,630)
 Issuance of common stock                            2,085,235     1,166,741
 Payment of finance costs                                    -       (51,247)

Net cash provided by
financing activities                                 1,880,328     2,491,903

Net increase (decrease) in cash and cash equivalents    (1,739)        1,456

Cash and cash equivalents at beginning of year           2,239           783

Cash and cash equivalents at end of year                 $ 500       $ 2,239

Supplemental disclosure of cash flow information

Cash paid during the year for interest               $ 764,486     $ 521,273

Noncash investing and financing activities

Capital lease obligation incurred for
 equipment (Note H)                                     26,954        94,335

Common stock retired as payment of receivables
 from stockholders                                     225,000             -

Receivable from stockholders for purchase of stock      86,000             -

          Circuit Technology Corporation and Subsidiary

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                   December 31, 1999 and 1998



NOTE A - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

   A summary of the significant accounting policies consistently applied in the preparation of the accompanying financial statements follows.

   1. Business activity

   The Company provides turnkey manufacturing services using surface mount technology, ball-grid array assembly, pin-through-hole and custom injection molded cabling for leading electronics OEMs in the communications, networking, peripherals, gaming, consumer products, telecommunications, automotive, medical and semiconductor industries. The Company provides a wide variety of pre-manufacturing, manufacturing and post-manufacturing services. The Company also designs, develops, manufactures and markets a full line of local area network products, with emphasis on token ring and Ethernet connectivity.

   2.   Principles of consolidation

   The consolidated financial statements include the accounts of Circuit Technology Corporation (CTC) and its wholly-owned subsidiary, Racore Network, Inc. (RNI). All significant
   intercompany    transactions   have   been    eliminated    in
   consolidation.

   3. Revenue recognition

   Revenue is recognized when products are shipped to customers.

   4. Cash and cash equivalents

   The Company considers all highly liquid investments with an original maturity of three months or less when purchased to be cash equivalents.

   5. Inventories

   Inventories  consist  primarily  of  boards,  components   and
   cables  and are valued at the lower of average cost or market.
   Costs include materials, labor and overhead.

   6.Property and equipment

   Depreciation is provided in amounts sufficient to relate the cost of depreciable assets to operations over the estimated service lives. Leasehold improvements are amortized over the shorter of the life of the lease or the service life of the improvements. The straight-line method of depreciation and amortization is followed for financial reporting purposes. Maintenance, repairs and renewals which neither materially add to the value of the property nor appreciably prolong its life are charged to expense as incurred. Gains or losses on dispositions of property and equipment are included in earnings.

          Circuit Technology Corporation and Subsidiary

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                   December 31, 1999 and 1998



NOTE A - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

   7.Other assets

   Other assets consist of intellectual property, financing costs and acquisition costs. Intellectual property is recorded at cost and amortized over the period proceeds are received or on a straight-line basis over three years, whichever is shorter. Financing and acquisition costs are amortized on a straight-line basis over one to five years.

   Intangible assets are evaluated periodically as events or circumstances indicate a possible inability to recover the carrying amount. Such evaluation is based on various analyses, including cash flow and profitability projections.

   Amortization  expense totaled $269,930 and $221,512  for  1999 and 1998, respectively.

   8.Checks written in excess of cash in bank

   Under the Company's cash management system, checks issued but not presented to banks frequently result in overdraft balances for accounting purposes. Additionally, at times banks may temporarily lend funds to the Company by paying out more funds than are in the Company's account. These overdrafts are included as a current liability in the balance sheets.

   9.   Income taxes

   The Company has elected to be taxed as a U.S. small business corporation exempt from income taxes under Sub-Chapter S of the Internal Revenue Code. Accordingly, the Company's stockholders are responsible for federal and state income taxes on the Company's earnings and receive the benefit for tax deductions from losses to the extent of their basis of their stock in the Company.

   10.  Use of estimates

   In preparing the Company's financial statements, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reported periods. Actual results could differ from those estimates (Note B).

          Circuit Technology Corporation and Subsidiary

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                   December 31, 1999 and 1998



NOTE A - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

   11.  Concentrations of risk

   Financial instruments which potentially subject the Company to concentrations of credit risk consist principally of trade accounts receivable. The Company sells substantially to recurring customers wherein the customer's ability to pay has previously been evaluated. The Company generally does not require collateral. Allowances are maintained for potential credit losses, and such losses have been within management's expectations. At December 31, 1999 and 1998, this allowance was $360,493 and $74,750, respectively.

   At December 31, 1999, accounts receivable from one customer located in San Diego, California, represented approximately
   25 percent of total trade accounts receivable. Sales to this customer accounted for 10 percent of 1999 revenues.

   12.   Fair value of financial instruments

   The carrying value of the Company's cash and cash equivalents and trade receivables, approximates their fair values due to their short-term nature. The fair value of certain of the trade and notes payable in default is not determinable.


NOTE B - REALIZATION OF ASSETS

   The accompanying financial statements have been prepared in conformity with generally accepted accounting principles, which contemplate continuation of the Company as a going concern. However, the Company has sustained substantial losses from operations in 1999 and 1998, and such losses have continued in 2000. The Company also has deficit equity of $1,278,683 at December 31, 1999. In addition, the Company has used, rather than provided, cash in its operations. As discussed in Notes F and G, the Company is no longer in compliance with certain of its line of credit and loan covenants. This condition of noncompliance has resulted in the entire amount of the obligations becoming due and payable.

   Since February of 1999, the Company has operated without additional balances available on its line of credit. Most vendors stopped shipping components used by the Company to manufacture products and as a result, the Company is converting most of its turnkey customers to customers that provide consigned components to the Company for production.

          Circuit Technology Corporation and Subsidiary

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                   December 31, 1999 and 1998


NOTE B - REALIZATION OF ASSETS - CONTINUED

   In view of the matters described in the preceding paragraphs, recoverability of a major portion of the recorded asset amounts shown in the accompanying balance sheets is dependent upon continued operations of the Company, which in turn is dependent upon the Company's ability to meet its financing requirements on a continuing basis, to maintain or replace present financing, to acquire additional capital from investors, and to succeed in its future operations. The financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts or amounts and classification of liabilities that might be necessary should the Company be unable to continue in existence.

   Management believes that a significant portion of the losses in 1999 are attributable to expenses related to opening and subsequently closing of their Colorado Springs facility. The Colorado Springs facility was opened in November of 1998 and a decision to close the facility was made in June of 1999. The closing process was completed in February of 2000.

   The Company's plans include working with vendors to convert approximately 80 percent of trade payables into long-term notes and common stock and cure defaults with lenders through forbearance agreements that the Company will be able to service. Also, subsequent to year-end, Abacus Ventures, Inc. purchased the Company's line of credit (Note F) from the lending institution and based on certain criteria are willing to exchange the debt for common stock. If successful, these plans will add significant equity to the Company.

   In the future, significant amounts of additional cash will be needed to reduce debt and to fund losses until the Company returns to profitability. The Company has raised approximately $2,170,000 of additional capital from investors during 1999. The Company's president also lent the Company approximately $1,000,000 during 1999. The Company is continuing to seek infusions of capital from investors and is also attempting to replace their line of credit. Management has made changes in operations to reduce labor and other costs and believes that if adequate cash and capital as described above are obtained, the Company can return to profitability.


NOTE C - INVENTORIES

   Inventories consist of the following:
                                               1999         1998
   Raw materials                           $ 1,677,554  $ 1,964,918
   Work-in process                           1,015,925      567,997
   Finished goods                              852,807      880,394
                                             3,546,286    3,413,309
   Less reserve for obsolescence               489,903      121,254
                                           $ 3,056,383  $ 3,292,055

          Circuit Technology Corporation and Subsidiary

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                   December 31, 1999 and 1998



NOTE D - PROPERTY AND EQUIPMENT

   Property and equipment and estimated service lives consist of the following at December 31:

                                                               Estimated
                                                                service
                                         1999        1998       lives
   Production equipment               $3,138,908  $2,838,475     5-10
   Leasehold improvements                954,170   1,027,436     7-10
   Office equipment                      620,969     463,467     5-10
   Other                                 118,029     118,029      3-7
                                       4,832,076   4,447,407
   Accumulated depreciation and
    amortization                      (2,229,054) (1,429,218)
                                      $2,603,022  $3,018,189



NOTE E - OTHER ASSETS

   Other assets consist of the following at December 31:

                                        1999         1998
   Intellectual property              $582,540     $582,540
   Financing and acquisition costs     150,939      103,082
   Other                                 9,197       80,323
                                       742,676      765,945
   Accumulated amortization           (491,442)    (221,512)
   Other assets, net                  $251,234     $544,433


NOTE F - LINE OF CREDIT

   In April 1998, the Company established a line of credit agreement with a lending institution providing for borrowings up to $4,500,000 with an interest rate of 3.5 percent over the lending institution's prime rate (12 percent at December 31, 1998). The line expired in April 1999. The line was collateralized by all tangible personal property of the Company, including inventories and equipment. Interest was due monthly and any outstanding balance was due on demand. Certain stockholders of the Company guaranteed the borrowings on the line of credit. As of December 31, 1999, the Company had outstanding borrowings on this line of credit of $2,792,609.

   The Company had convenants related to this line which required compliance with certain levels of cash flow, working capital, earnings from operations and current and debt to equity ratios. At various times during 1999 and as of December 31, 1999, the Company was not in compliance with these convenants. The lending institution extended the line of credit through February 18, 2000 subject to certain conditions, which included substantial reductions in the line of credit (if possible). Subsequent to year-end, the line of credit was purchased by a company that is willing, based on certain criteria, to exchange the debt for common stock.


NOTE G - LONG-TERM OBLIGATIONS

   Long-term  obligations  consist of the following  at  December 31:

                                                  1999       1998

   Note     payable    to    a    financial
     institution,    due     in     monthly
     installments  of  $20,000,   including
     interest  at 4% over prime  (12.5%  at
     December  31, 1999), with  a  maturity
     date  of July 2001, collateralized  by
     equipment                                  $301,504   $282,273

   Note  payable  to a finance corporation,
     due in monthly installments of $3,114,
     including  interest  at  9%,  with   a
     maturity    date    of    May    2001,
     collateralized by equipment and  trade
     accounts receivable                          25,828     43,754

   Note  payable  to a finance corporation,
     due in monthly installments of $3,114,
     including  interest  at  9%,  with   a
     maturity    date   of   March    2000,
     collateralized by equipment and  trade
     accounts receivable                          35,761     75,109

   Note  payable  to a finance corporation,
     due in monthly installments of $4,152,
     including  interest  at  9%,  with   a
     maturity    date   of    July    2000,
     collateralized by equipment and  trade
     accounts receivable                          63,176     87,469

          Circuit Technology Corporation and Subsidiary

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                   December 31, 1999 and 1998



NOTE G - LONG-TERM OBLIGATIONS - CONTINUED

                                                   1999         1998

   Note  payable  to a finance corporation,
     due in monthly installments of $3,280,
     including interest at prime (11.5%  at
     December  31, 1999) plus  3%,  with  a
     maturity   date   of   January   2002,
     collateralized by equipment                  82,083      106,083

   Note  payable to an individual,  due  in
     monthly    installments   of   $5,000,
     including interest at a rate of  9.5%,
     with  a  maturity date  of  May  2000,
     collateralized by all  assets  of  the
     Company                                     104,212      104,212

   Note     payable    to    a    financial
     institution,    due     in     monthly
     installments   of  $9,462,   including
     interest  at  8.61%, with  a  maturity
     date of April 2004, collateralized  by
     equipment                                   446,352          -

   Note   payable  to  a  company,  due  in
     monthly   installments   of   $39,188,
     including  interest at 9.75%,  due  in
     2000, collateralized by equipment           143,437          -

   Note  payable  to a company, payable  in
     full,   February  1999,  no   interest
     charged     (imputed     at      10%),
     collateralized by equipment - paid  in
     full during 1999                               -          88,000

   Note   payable  to  a  company,  due  in
     monthly  installments  of  $5,000,  no
     interest  charged  (imputed  at  10%),
     callable  at  any time, collateralized
     by  equipment  - paid in  full  during
     1999                                           -         100,000
                                              1,202,353       886,900
   Less current maturities                      475,385       871,485

                                              $ 726,968      $ 15,415

          Circuit Technology Corporation and Subsidiary

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                   December 31, 1999 and 1998



NOTE G - LONG-TERM OBLIGATIONS - CONTINUED

   The Company's long-term obligations mature as follows:

   Year ending December 31,
   2000                                     $ 475,385
   2001                                       398,920
   2002                                       149,305
   2003                                       110,011
   2004                                        68,732
   Thereafter                                       -
                                          $ 1,202,353

   Certain of the Company's long-term obligations contain various convenants and restrictions, the most restrictive of which require the Company to maintain certain net worth and current ratios. In addition, the agreements provide for the acceleration of principal payments in the event of a convenant violation or a material adverse change in the operations of the Company. As of December 31, 1999, the Company was not in compliance with certain of these covenants (Note B). Balances due on these obligations have been classified as current obligations.


NOTE H - LEASES

   The Company conducts a substantial portion of its operations utilizing leased facilities and equipment consisting of sales office, warehouses, manufacturing plants, and transportation and computer equipment. Some of the operating leases provide that the Company pay taxes, maintenance, insurance and other occupancy expenses applicable to leased premises. Generally, the leases provide for renewal for various periods at stipulated rates.

          Circuit Technology Corporation and Subsidiary

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                   December 31, 1999 and 1998



NOTE H - LEASES - CONTINUED

   The following is a schedule by year of future minimum lease payments under operating and capital leases, together with the present value of the net lease payments as of December
   31, 1999:

                                            Capital      Operating
   Year ending December 31,                  leases       leases
   2000                                   $ 118,565     $ 325,722
   2001                                      74,611       320,526
   2002                                       8,520       324,713
   2003                                       4,388       329,037
   2004                                       4,388       226,298
   Thereafter                                     -       958,440
   Future minimum lease payments            210,472   $ 2,484,736
   Amounts representing interest            (27,235)
   Present value of net minimum lease
    payments                                183,237
   Less current maturities                 (100,920)
                                          $  82,317

   The building leases provide for payment of property taxes, insurance and maintenance costs by the Company. One of the buildings is leased from related parties (Note I). Rental expense for operating leases totaled $743,552 and $280,623 for 1999 and 1998, respectively.

   The Company has an option to renew one building lease for two additional ten-year periods upon expiration of the term in 2006 (Note L).

   Property and equipment includes $1,034,551 and $860,653 of equipment under capital leases at December 31, 1999 and 1998, respectively. Accumulated amortization amounted to $266,472 and $336,032 at December 31, 1999 and 1998, respectively, for equipment under capital leases.

          Circuit Technology Corporation and Subsidiary

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                   December 31, 1999 and 1998



NOTE I - RELATED PARTY TRANSACTIONS

   Lease

   As discussed in Note H, the Company entered into a lease for manufacturing and office space with a company owned by certain stockholders of the Company. The terms of the lease include monthly payments to the lessor of $15,974 for a period of ten years after which the lease is renewable for two additional ten-year periods.

   Note payable

   At  various times during 1999 the Company had amounts  due  to
   stockholders.   The  balance due to stockholders  at  December
   31, 1999 and 1998 was $1,035,966 and $0, respectively.

   Notes receivable

   During 1999, the Company advanced certain stockholders $86,000 in exchange for notes receivable. The receivables are due on demand and bear no interest (imputed at ten percent).
   The receivables are presented in the financial statements as a reduction of equity.


NOTE J - ACCRUED LIABILITIES

   Accrued   liabilities   include  approximately   $359,000   of
   delinquent payroll taxes.


NOTE K - LITIGATION

   The Company is a defendant in an alleged breach of a facilities sublease agreement in Colorado. A lawsuit was filed in which the plaintiff seeks to recover past due rent, future rent, and other lease charges. The range of potential loss is estimated at between $0 and $2,500,000. The range is widespread due to two rent calculation methods written in the master lease. Under one calculation, the amount would be minimal. Under the other calculation, the amount would represent all future rent (reduced by rent received from future tenants). Currently, a new tenant on a short-term lease occupies the premises.

   The Company is also the defendant in numerous legal actions primarily resulting from nonpayment of vendors for goods and services received. The Company has accrued the payables and is currently in the process of negotiating settlements with these vendors.

          Circuit Technology Corporation and Subsidiary

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                   December 31, 1999 and 1998



NOTE L - SUBSEQUENT EVENTS

   Issuance of stock

   Subsequent  to  December  31, 1999,  the  Company  issued  235 shares of its common stock to investors for $1,151,600 in cash.

   Merger agreement

   Effective July 1, 2000, all of the assets and liabilities of the Company were acquired by CTI Systems, Inc. (CTISI), a wholly owned subsidiary of CirTran Corporation (formerly Vermillion Ventures, Inc.) (CirTran). The Company received 10,000,000 shares of CirTran common stock in the transaction of which 800,000 shares were paid by the Company to an entity for services performed in facilitating the transaction.

   The merger has been accounted for as a reverse acquisition of CirTran by the Company. Although CirTran is the surviving legal entity, for accounting purposes the Company will be treated as the continuing entity.

        UNAUDITED COMBINED PRO FORMA FINANCIAL STATEMENTS

COMBINED PRO FORMA FINANCIAL STATEMENTS



The following unaudited pro forma combined financial statements are based on the June 30, 2000 historical consolidated financial statements of CirTran Corporation and Subsidiary (formerly
Vermillion Ventures, Inc.) and the June 30, 2000 historical consolidated financial statements of Circuit Technology Corporation and Subsidiary. The unaudited pro forma combined balance sheet assumes that the merger was completed at June 30, 2000 with Circuit Technology Corporation treated as the acquiring entity for financial statement purposes. The pro forma combined statements of operations for the six months ended June 30, 2000 and the year ended December 31, 1999 assume that the merger was completed at the beginning of each period.

The unaudited pro forma condensed combined financial statements have been prepared by management of CirTran and Circuit Technology based on the financial statements included elsewhere herein. The pro forma adjustments include assumptions and preliminary estimates as discussed in the accompanying notes, and are subject to change. These pro forma statements may not be indicative of the results that actually would have occurred if the merger had been in effect on the dates indicated, and may not be indicative of financial results that may be obtained in the future.
These pro forma financial statements should be read in conjunction with the historical financial information on both CirTran and Circuit Technology.

According to the agreement between CirTran and Circuit, CirTran issued 10,000,000 shares of common stock to the former holders of equity interests in Circuit. Circuit then issued 800,000 of these shares to an entity involved in introducing CirTran and Circuit. As a result of this transaction, the former stockholders of Circuit will own approximately 91 percent of the combined company while the former stockholders of CirTran will own approximately 1 percent.

The merger will be accounted for as a reverse acquisition of CirTran by Circuit. Although CirTran will be the surviving legal entity, for financial reporting purposes, the entity whose shareholders hold in excess of 50 percent of the combined company, Circuit will be treated as the continuing accounting entity. The reverse acquisition will be treated as a capital stock transaction in which Circuit will be deemed to have issued the shares of common stock held by CirTran stockholders for the net assets of Circuit. No goodwill will be recorded.

CirTran Corporation and Subsidiary

           UNAUDITED COMBINED PRO FORMA BALANCE SHEET

                          June 30, 2000

                             ASSETS

                                             Circuit
                                            Technology
                                           Corporation                Pro Forma
                               CirTran         and        Pro Forma   Combined
                             Corporation    Subsidiary   Adjustments   Balance
CURRENT ASSETS

Cash and cash equivalents      $    -        $    200           -       $ 200
Trade accounts receivable,
 net of allowance for doubtful
 accounts of $309,973               -         972,687           -     972,687
Inventories                         -       3,245,911           -   3,245,911
Other                               -          93,621           -      93,621

Total current assets                -       4,312,420           -   4,312,420



PROPERTY AND EQUIPMENT, NET         -       2,370,576           -   2,370,576


OTHER ASSETS, NET                   -         159,927           -     159,927
                               $    -     $ 6,842,922           - $ 6,842,922



                           (Continued)

               CirTran Corporation and Subsidiary

                          June 30, 2000

              LIABILITIES AND STOCKHOLDERS' DEFICIT

                                                 Circuit
                                               Technology
                                               Corporation             Pro Forma
                                    CirTran       and       Pro Forma   Combined
                                  Corporation  Subsidiary  Adjustments   Balance
CURRENT LIABILITIES

Line of credit                      $    -     $2,820,429    $    -   $2,820,429
Current maturities of long-
 term obligations                        -        475,385         -      475,385
Current maturities of
 capital lease obligations               -        100,920         -      100,920
Checks written in excess of
 cash in bank                            -         68,813         -       68,813
Accounts payable                     2,713      2,440,277         -    2,442,990
Accrued liabilities                      -        976,343         -      976,343
Notes payable to stockholders            -      1,035,966         -    1,035,966

Total current liabilities            2,713      7,918,132         -    7,920,845

LONG-TERM OBLIGATIONS,
 less current maturities                 -        532,066         -      532,066

CAPITAL LEASE OBLIGATIONS,
 less current maturities                 -         80,762         -       80,762

COMMITMENTS                              -              -         -            -

STOCKHOLDERS' DEFICIT
Common stock, no par value;
 Authorized 500,000,000
 shares; issued and outstanding;
 10,143,567 shares pro forma         144      5,846,671     10,000 1    10,144
                                                        (5,846,671)2
Additional paid-in capital        29,072            -    5,846,671 2 5,836,527
                                                           (29,072)3
                                                           (10,000)1
Receivable from stockholders           -       (56,000)          -    (56,000)
Accumulated deficit              (31,929)   (7,478,709)     31,929 3 (7,478,709)

Total stockholders' deficit       (2,713)   (1,688,038)      2,857 3 (1,688,038)

                                 $     -   $ 6,842,922    $      -   $6,842,922


 The accompanying notes are an integral part of this statement.

               CirTran Corporation and Subsidiary

      UNAUDITED COMBINED PRO FORMA STATEMENT OF OPERATIONS

                 Six months ended June 30, 2000


                                           Circuit
                                          Technology
                                          Corporation                Pro Forma
                               CirTran        and        Pro Forma    Combined
                             Corporation   Subsidiary   Adjustments    Balance
Net sales                      $    -     $ 2,680,038     $   -     $ 2,680,038

Cost of sales                       -       2,511,279         -       2,511,279

    Gross profit                    -         168,759         -         168,759

Selling, general and
 administrative expenses        7,080       1,439,057         -       1,446,137

   Loss from operations        (7,080)     (1,270,298)        -      (1,277,378)

Other income (expense)
 Interest expense                   -        (308,317)        -        (308,317)
 Other income                       -          67,660         -          67,660

                                    -        (240,656)        -        (240,656)

NET LOSS                     $ (7,080)   $ (1,510,955)    $   -    $ (1,518,035)



 The accompanying notes are an integral part of this statement.

               CirTran Corporation and Subsidiary

      UNAUDITED COMBINED PRO FORMA STATEMENT OF OPERATIONS

                  Year ended December 31, 1999


                                          Circuit
                                         Technology
                                         Corporation                Pro Forma
                              CirTran        and        Pro Forma    Combined
                            Corporation   Subsidiary    Adjustments   Balance

Net sales                     $    -     $ 9,860,489      $    -    $ 9,860,489

Cost of sales                      -      10,427,294           -     10,427,294

Gross profit                       -        (566,805)          -       (566,805)

Selling, general and
 administrative expenses       2,649       2,594,430           -      2,597,079

Loss from operations          (2,649)     (3,161,235)          -     (3,163,884)

Other income (expense)
 Interest expense                  -        (764,486)          -       (764,486)
 Other income                      -         156,816           -        156,816

                                   -        (607,670)          -       (607,670)

NET LOSS                    $ (2,649)   $ (3,768,905)      $   -   $ (3,771,554)


 The accompanying notes are an integral part of this statement.

             CirTran Corporation and Subsidiary

 NOTES TO UNAUDITED COMBINED PRO FORMA FINANCIAL STATEMENTS

             June 30, 2000 and December 31, 1999



NOTE A - STOCKHOLDERS' DEFICIT

   Stockholders' deficit was determined as if the consolidated financial statements are a continuation of Circuit. Thus, the accumulated deficit and equity accounts in the consolidated financial statements immediately after the merger will be the accounts of Circuit at that date. The accumulated deficit and other equity accountings of CirTran at the date of the merger will be eliminated.

   CirTran issued 10,000,000 shares of common stock to the former shareholders in Circuit. Circuit then issued 800,000 of these shares to an entity involved in introducing CirTran and Circuit. The combined company will have an authorized capital of 500,000,000 shares of common stock, par value $0.001 per share.


NOTE B - REVERSE MERGER PRO FORMA ADJUSTMENTS

   The reverse merger was affected through adjustment as follows:

    1 Issuance  of  10,000,000 shares  of  $0.001  par  value
      CirTran common stock in exchange for the net assets of Circuit.

    2 Reclassification of Circuit stock to additional paid-in capital of CirTran.

    3 Removal of CirTran additional paid-in capital and accumulated deficit.

                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   CIRTRAN CORPORATION


DATED: October 4, 2000             By: /s/ Iehab J. Hawatmeh, President

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